FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 23, 2012

FBL Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Iowa	1-11917	42-1411715
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5400 University Avenue, West Des Moines, Iowa		50266-5997
(Address of principal executive offices)		(Zip Code)

(515) 225-5400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c)    FBL Financial Group, Inc. has announced that its Board of Directors has named James P. (Jim) Brannen to the position of Chief Executive Officer, after his service as interim Chief Executive Officer for two months. Donald J. Seibel, who currently serves as Vice President - Finance, has been named Chief Financial Officer and Treasurer, positions previously held by Brannen. The change in titles and duties is effective August 23, 2012.

Prior to his appointment as Chief Executive Officer, Brannen, age 50, served as Chief Financial Officer, Chief Administrative Office and Treasurer since 2007. He has been with the company for more than 20 years, where he has held various positions in finance and executive management. Prior to joining FBL, Brannen worked in public accounting. A graduate of the University of Iowa, Brannen is a certified public accountant and a member of the American Institute of Certified Public Accountants and the Iowa Society of Certified Public Accountants. Brannen is also active in civic and industry organizations, currently serving on the board of United Way of Central Iowa.
Prior to his appointment as Chief Financial Officer and Treasurer, Seibel, age 49, served as Vice President - Finance since 2007. He joined the company in 1996 and held various positions in finance before joining the management team. Prior to joining FBL, Seibel worked in public accounting. A graduate of Iowa State University, Seibel is a certified public accountant and chartered global management accountant, a member of the American Institute of Certified Public Accountants and the Iowa Society of Certified Public Accountants and holds the Fellow Life Office Management Institute (FLMI) certification. Seibel is active in civic and industry organizations, currently serving on the board of directors of the Iowa Society of Certified Public Accountants.
Item 7.01     Regulation FD Disclosure
On August 23, 2012, FBL Financial Group issued a news release announcing that its Board of Directors has named James P. Brannen to the position of Chief Executive Officer, after his service as interim Chief Executive Officer for two months. Donald J. Seibel, who currently serves as Vice President - Finance, has been named Chief Financial Officer and Treasurer, positions previously held by Brannen. The news release is furnished as Exhibit 99.1. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FBL FINANCIAL GROUP, INC.
(Registrant)

Date: August 23, 2012

/s/ Donald J. Seibel
Donald J. Seibel
Chief Financial Officer

EXHIBIT INDEX

Exhibit No:    Description

Exhibit 99.1    News release of the registrant dated August 23, 2012